SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-54205

Date of Report: September 30, 2011

Pacific Sands, Inc.
(Exact name of registrant as specified in its charter)

Nevada	88-0322882
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

1509 Rapids Drive, Racine, WI	53404
(Address of principal executive offices)	(Zip Code)

(262) 619-3261
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Michael L. Wynhoff has resigned as President of Pacific Sands, Inc. effective September 30, 2011. Michael D. Michie, CEO, has been appointed President by the Board of Directors of Pacific Sands, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 30, 2011	Pacific Sands, Inc.

By: /s/ Michael D. Michie
Michael Michie Chief Executive Officer